SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Check the appropriate box:

|X|  Preliminary Information Statement

|_|  Confidential, For Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

|_|  Definitive Information Statement


                           IGAMES ENTERTAINMENT, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No Fee Required

|_|  Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

     (5) Total fee paid:
         _______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3) Filing Party:
         _______________________________________________________________________

     (4) Date Filed:
         _______________________________________________________________________

                           IGAMES ENTERTAINMENT, INC.
                       700 SOUTH HENDERSON ROAD, SUITE 210
                            KING OF PRUSSIA, PA 19406

                              INFORMATION STATEMENT

To the Stockholders of iGames Entertainment, Inc.:

         This Information Statement is furnished to the stockholders of iGames Entertainment, Inc., a Nevada corporation ("iGames"), to give you notice of the corporate actions stockholders holding more than 50% of the voting power of our issued and outstanding capital stock have taken to approve:

         (A) an amendment to our articles of incorporation (the "Articles of Incorporation") to:

                  (i) change our name from iGames Entertainment, Inc. to Money Centers of America, Inc.;

                  (ii) increase our authorized common stock, par value $0.004 per share ("Common Stock") from Twelve Million Five Hundred Thousand (12,500,000) shares to One Hundred Twenty-Five Million (125,000,000) shares;

                  (iii) increase our authorized preferred stock, par value $0.001 per share ("Preferred Stock") from Five Million (5,000,000) to Twenty Million (20,000,000); and

                  (iv) add a provision that would require any stockholder owning 5% or more of our issued and outstanding capital stock to agree in writing to comply with certain rules and regulations of any gaming authority which has jurisdiction over us or our subsidiaries and permit us to redeem such stockholder's shares if such stockholder's ownership of our capital stock may result in the disapproval, modification, or non-renewal of any of our gaming operations contracts or the loss or non-reinstatement of any license or franchise from any governmental agency held by us or any of our subsidiaries; and

         (B) our Amended and Restated 2003 Stock Incentive Plan (the "Plan"), which was adopted in July 2003 and amended and restated in January 2004.

         At the recommendation of our board of directors (the "Board of Directors"), Christopher M. Wolfington and Jeremy Stein, who collectively hold the voting power of more than a majority of our issued and outstanding shares of Common Stock and Series A Preferred Stock, have executed a written consent approving the foregoing amendments to the Articles of Incorporation (the "Amendments") and approving the Plan. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing our other stockholders, in the manner required under the Securities Exchange Act of 1934, of these corporate actions before they take effect. The record date ("Record Date") for determining stockholders entitled to receive this Information Statement has been established as the close of business on February 18, 2004.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         On January 16, 2004, the Board of Directors proposed and approved amendments to the Articles of Incorporation to (i) change our name from iGames Entertainment, Inc. to Money Centers of America, Inc., (ii) increase the authorized Common Stock from Twelve Million Five Hundred Thousand (12,500,000) shares to One Hundred Twenty-Five Million (125,000,000) shares, (iii) increase the authorized Preferred Stock from Five Million (5,000,000) to Twenty Million (20,000,000) shares and (iv) add a provision that would require any stockholder owning five percent (5%) or more of the issued and outstanding capital stock of iGames to agree in writing to comply with certain rules and regulations of any gaming authority which has jurisdiction over iGames or its

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

subsidiaries and permit iGames to redeem such stockholder's shares if such stockholder's ownership of capital stock of iGames may result or, when taken together with the holding of shares of issued and outstanding capital stock by any other holder of five percent (5%) or more of the capital stock of iGames, may result, in the judgment of the board of directors, in (a) the disapproval, modification, or non-renewal of any contract under which iGames or any of its subsidiaries has sole or shared authority to manage any gaming operations, or
(b) the loss or non-reinstatement of any license or franchise from any governmental agency held by iGames or any of its subsidiaries to conduct any portion of the business of iGames or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of capital stock meeting certain criteria The text of these proposed amendments is included at pages 3 to 7 of this Information Statement.

         On January 2, 2004, the Board of Directors unanimously approved the amendments to the Plan. The Amended and Restated 2003 Stock Incentive Plan is attached to this Information Statement as Exhibit A.

         Under Nevada law, any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Nevada corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holder or holders of the outstanding voting securities having not less than the minimum number of votes necessary to authorize such action. As of January 16, 2004, the date on which the stockholders holding more than fifty percent (50%) of the voting power of issued and outstanding capital stock executed the stockholder consent, Christopher M. Wolfington held the voting power for 2,000 shares of Common Stock and 973,181 shares of Series A Preferred Stock, each of which has the voting power of ten (10) shares of Common Stock, and Jeremy Stein held the voting power for 112,500 shares of Common Stock, which is approximately 55.5% and .64%, respectively, of the total number of votes entitled to be cast by outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class, our sole voting securities currently issued and outstanding. Because the Amendments and the Plan Amendments have been approved by a majority of the issued and outstanding voting shares as required by Nevada law, no further votes are required. Corporate actions taken by written consent of the majority stockholders will take effect 20 days after the mailing of this Information Statement, which date is on or about [February __], 2004.

         After the effectiveness of the written consent of our majority stockholders, we intend to file an amendment to the Articles of Incorporation to effect the Amendments. Our Board of Directors and management are not aware of any other action that will be authorized in such consent.

         This Information Statement is first being sent or given to our stockholders on or about February ___, 2004.

February ___, 2004

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
                    OUTSTANDING SECURITIES AND VOTING RIGHTS

         Only holders of record of Common Stock and Series A Preferred Stock as of the close of business on February 18, 2004, the Record Date, will be entitled to receive this Information Statement. As of the close of business on the Record Date, there were [4,028,804] shares of Common Stock and 1,351,640 shares of Series A Preferred Stock issued and outstanding.

                                QUORUM AND VOTING

         Each holder of Common Stock is entitled to one vote in person or by proxy for each share of Common Stock in his, her or its name on our books as of the Record Date on any matter submitted to a vote at a meeting of the stockholders. Each holder of Series A Preferred Stock is entitled to that number of votes which is equal to the number of whole shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant to the terms of the Certificate of Designation of Series A Preferred Stock. Currently, each share of Series A Preferred Stock is convertible into ten (10) shares of Common Stock. The affirmative vote of a majority of the issued and outstanding shares of Common Stock and the issued and outstanding shares of Series A Preferred Stock, voting as a single class, is required for the approval of the Amendments and the Plan Amendments. However, under Nevada law and our Bylaws, any action which may be taken at any stockholders' meeting may be taken by written consent of the holders of the requisite number of shares of Common Stock and Series A Preferred Stock required to take such action. There will be no broker non-votes or abstentions in the tabulation of votes as two stockholders (who collectively hold more than a majority of the votes of the outstanding shares of Common Stock and Series A Preferred Stock) are acting by written consent.

                   AMENDMENTS TO OUR ARTICLES OF INCORPORATION

         On January 16, 2004, our Board of Directors approved, subject to stockholder approval, amendments to the Articles of Incorporation to authorize
(i) changing our name from iGames Entertainment, Inc. to Money Centers of America, Inc., (ii) the increase of authorized Common Stock from Twelve Million Five Hundred Thousand (12,500,000) shares to One Hundred Twenty-Five Million (125,000,000) shares, (iii) the increase of authorized Preferred Stock from Five Million (5,000,000) shares to Twenty Million (20,000,000) shares and (iv) the addition of a provision that would require any stockholder owning five percent (5%) or more of the issued and outstanding capital stock of iGames to agree in writing to comply with certain rules and regulations of any gaming authority which has jurisdiction over iGames or its subsidiaries and permit iGames to redeem such stockholder's shares if such stockholder's ownership of capital stock of iGames may result or, when taken together with the holding of shares of capital stock by any other holder of five percent (5%) or more of the issued and outstanding capital stock of iGames, may result, in the judgment of the board of directors, in (a) the disapproval, modification, or non-renewal of any contract under which iGames or any of its subsidiaries has sole or shared authority to manage any gaming operations, or (b) the loss or non-reinstatement of any license or franchise from any governmental agency held by iGames or any of its subsidiaries to conduct any portion of the business of iGames or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of capital stock meeting certain criteria.

         WE PROPOSE TO AMEND ARTICLE I OF THE ARTICLES OF INCORPORATION TO READ AS FOLLOWS:

                                   "ARTICLE I
                                      NAME

         The name of the corporation is Money Centers of America, Inc."

         WE PROPOSE TO AMEND ARTICLE IV OF THE ARTICLES OF INCORPORATION, TO READ AS FOLLOWS:

                                   "ARTICLE IV
                                 SHARES OF STOCK

         4.01. The total number of shares of capital stock of the Corporation that the Corporation shall have authority to issue is One Hundred Forty-Five Million (145,000,000), of which One Hundred Twenty-Five Million (125,000,000) shares having a par value of $0.004 per share shall be designated as Common

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

Stock and Twenty Million (20,000,000) shares having a par value of $0.001 per share shall be designated as Preferred Stock. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given. The Common Stock and the Preferred Stock may be issued from time to time without further action by the stockholders. The Common Stock and the Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

         COMMON STOCK

         The shares of Common Stock shall be alike and equal in all respects and shall have one vote for each share. After any requirements with respect to preferential dividends, if any, on the Preferred Stock have been met, then, and not otherwise, dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of Common Stock. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to number of shares of Common Stock held by them respectively.

         PREFERRED STOCK

         The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock are as follows:

         The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors) and such resolution or resolutions shall also set forth, with respect to each such series of Preferred Stock, the following:

(1) The distinctive designation, stated value and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(2) The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

(3) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

(4) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

(5) The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

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

(6) Whether the shares of that series shall be convertible into or exchangeable for shares of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange including the rate of conversion or exchange, the date upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event upon or after which they shall be convertible or exchangeable at whose option they shall be convertible or exchangeable, and the method of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

(7) Whether the shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(8) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

(9) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualification, limitation or restriction of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Nevada."

         WE PROPOSE TO ADD ARTICLE XII TO THE ARTICLES OF INCORPORATION, WHICH SHALL READ AS FOLLOWS:

                                  "ARTICLE XII

                            GAMING LICENSING MATTERS

Section 1. No Person may become the Beneficial Owner of five percent (5%) or more of any class or series of the Corporation's issued and outstanding capital stock unless such Person agrees in writing to: (i) provide to the Gaming Authorities information regarding such Person, including without limitation thereto, information regarding other gaming-related activities of such Person and financial statements, in such form, and with such updates, as may be required by any Gaming Authority; (ii) respond to written or oral questions that may be propounded by any Gaming Authority; and (iii) consent to the performance of any background investigation that may be required by any Gaming Authority including without limitation thereto, an investigation of any criminal record of such Person.

Section 2. Notwithstanding any other provisions to these Articles, but subject to the provisions of any resolution of the Board of Directors creating any series of Preferred Stock or any other class of stock which has a preference over Common Stock with regard to dividends or upon liquidation, outstanding shares of capital stock held by a Disqualified Holder shall be subject to redemption at any time by the Corporation by action of the Board of Directors. The terms and conditions of such redemption shall be as follows:

         (a) the redemption price of the shares to be redeemed pursuant to this
Section 2 of this Article XII shall be equal to the Fair Market Value of such shares or such other redemption price as required by pertinent state or federal law pursuant to which the redemption is required;

         (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

         (c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot, or selection in any other manner determined by the Board of Directors;

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

         (d) at least thirty (30) days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder) provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed; from and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature, which may be held by the Beneficial Owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thereafter be entitled only to receive the cash or Redemption Securities payable upon redemption; and

         (e) such other terms and conditions as the Board of Directors shall determine.

Section 3. Capitalized terms used in this Article XII shall have the meanings provided below:

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"). The term "registrant" as used in such Rule 12b-2 shall mean the Corporation.

         "Beneficial Owner" shall mean any person who, singly or together with any of such person's Affiliates or Associates, directly or indirectly, has "beneficial ownership" of capital stock (as determined pursuant to Rule 13d-3) of the Act.

         "Closing Price" on any day means the reported closing sales price on the principal United States securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the National Association of Securities Dealers Automated Quotation System (including the National Market System, Small Cap Market or OTCBB) or any system then in use, or, if no such prices or quotations are available, the "Fair Market Value" (defined below) on the day in question as determined by the Board of Directors in good faith.

         "Disqualified Holder" shall mean any Beneficial Owner of shares of capital stock of the Corporation or any of its Subsidiaries, whose holding of shares of capital stock may result or, when taken together with the holding of shares of capital stock by any other Beneficial Owner, may result, in the judgment of the Board of Directors, in (i) the disapproval, modification, or non-renewal of any contract under which the Corporation or any of its Subsidiaries has sole or shared authority to manage any gaming operations, or
(ii) the loss or non-reinstatement of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary, which license or franchise is conditioned upon some or all of the holders of capital stock meeting certain criteria.

         "Fair Market Value" of a share of capital stock shall mean the average Closing Price for such a share for the forty-five (45) most recent days during which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall have been given pursuant to subparagraph (d) of Section 2 of this Article XII; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board of Directors in good faith; and provided, further, however, that "Fair Market Value" as to any stockholder who purchases any stock subject to redemption within 120 days prior to a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid for such shares.

         "Gaming Authorities" shall mean the National Indian Gaming Commission, or any other tribal or governmental authority regulating any form of gaming that has jurisdiction over the Corporation or its Subsidiaries.

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

         "Person" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency, or any other entity, whether acting in an individual, fiduciary, or any other capacity.

         "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to Section 2 of this Article XII.

         "Redemption Securities" shall mean any debt or equity securities of the Corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to subparagraph (d),
Section 2 of this Article XII, at least equal to the Fair Market Value of the shares to be redeemed pursuant to Section 2 of this Article XII (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

         "Subsidiary" shall mean any company of which a majority of any class of equity security is beneficially owned by the Corporation."

REASONS FOR CHANGING OUR NAME

         Since our inception in 2001, we have engaged in the business of developing, manufacturing and marketing technology-based products such as slot machine security devices and table games for the gaming industry. Beginning with the acquisitions of Money Centers of America, Inc., a Delaware corporation ("Money Centers"), and Available Money, Inc., a Nevada corporation ("Available Money"), in January 2004, we implemented a new business plan to become a single source provider of cash access products and services to casinos and other gaming facilities. Our Board of Directors has determined that the name of our corporation no longer reflects the primary business in which we are presently engaged and that the name Money Centers of America, Inc. will more clearly identify our corporation as a market leader in the gaming industry and improve our marketing and acquisition efforts. Accordingly, the Board of Directors has approved an amendment to our Articles of Incorporation to effect a change in our corporation's name to Money Centers of America, Inc.

         Upon changing our name to Money Centers of America, Inc., we will attempt to have the trading symbol for the Common Stock changed from "IGME" to a symbol more readily associated with our new name. The currently outstanding stock certificates evidencing shares of Common Stock bearing the name "iGames Entertainment, Inc." will continue to be valid and represent shares of Common Stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

REASONS FOR INCREASING OUR AUTHORIZED STOCK

         The Board of Directors believes that it is advisable and in our best interests to have available additional authorized but unissued shares of Common and Preferred Stock to provide for future needs. Currently, we have authorized
(i) 12,500,000 shares of Common Stock with [4,028,804] shares of Common Stock issued and outstanding, 5,388,386 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants and 10,000,000 shares of Common Stock reserved for issuance upon the exercise of outstanding options and options to be granted pursuant to the Plan, and (ii) 5,000,000 shares of Preferred Stock with 1,351,640 shares of Series A Preferred Stock issued and outstanding. The additional but unissued shares of Common and Preferred Stock will be available for issuance from time to time in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules of any stock exchange on which the Common and Preferred Stock may be listed in the future), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. Our Board of Directors believes that the additional but unissued Common and Preferred Stock may be necessary for future acquisitions and

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

to attract potential new equity capital necessary to carry out our business objectives. Specifically, our current business objectives include an acquisition strategy to diversify the types of services we offer within the gaming industry. The first step in this diversification process was our acquisitions of Money Centers and Available Money.

         On January 2, 2004, we acquired all of the issued and outstanding capital stock of Money Centers by virtue of a reverse triangular merger between our wholly-owned subsidiary, Money Centers Acquisition, Inc., a Delaware corporation, and Money Centers (the "Merger"). As a result of the Merger, Money Centers is our wholly-owned subsidiary. In connection with the Merger, the former stockholders of Money Centers received 1,351,640 shares of our Series A Preferred Stock and warrants to purchase 2,500,000 shares of our Common Stock. Upon the increase in our authorized Common Stock, each share of Series A Preferred Stock will automatically be converted into ten (10) shares of Common Stock.

         Money Centers is a single source provider of cash access services to the gaming industry. Money Centers has combined state-of-the-art technology with personalized customer services to deliver the best in ATM, Credit Card Advance, POS Debit, Check Cashing Services, CreditPlus outsourced marker services, and merchant card processing. As the top suppliers to the gaming industry have consolidated service offerings, our acquisition of Money Centers will meet the growing trend towards single source providers of products and services to casinos and other gaming facilities worldwide. This trend supports our business plan to identify fragmented segments of the market to capitalize on merger and acquisition targets of synergistic companies that support our business model. The combined companies will gain wider exposure within the casino and gaming industry.

         On January 6, 2004, we acquired all of the issued and outstanding capital stock of Available Money from its prior stockholders. As part of this transaction, on or before June 30, 2004 we may issue 1,470,589 shares of Common Stock to the former owners of Available Money as payment of $2,000,000 of the purchase price in this transaction. Available Money provides ATM services at 18 casino locations.

         In furtherance of our acquisition strategy we have entered into a definitive agreement with Equitex, Inc., a Delaware corporation, to acquire its wholly-owned subsidiary, Chex Services, Inc., a Minnesota corporation ("Chex"). Chex provides comprehensive cash access services to casinos and other gaming facilities throughout the United States. Much like Money Centers, Chex's cash access services allow casino patrons to access cash through check cashing, credit/debit card cash advances, automated teller machines and wire transfers depending on the location.

         We anticipate using the additional shares of Common Stock in connection with the acquisitions of Chex and Available Money and for potential future acquisitions. It is our intention to continue to acquire companies that offer check cashing and other cash access services in the gaming sector to increase our market share in the industry.

REASONS FOR ADDING ARTICLE XII RELATING TO GAMING LICENSING MATTERS

         The Board of Directors has approved an amendment to the Articles of Incorporation regarding stockholders who own five percent (5%) or more of our issued and outstanding capital stock and are found by governmental authorities to be not licensable, suitable or qualified to be stockholders of iGames, or who are required to apply for licensing or to be found suitable or qualified, but fail to do so.

         The jurisdictions in which iGames and its subsidiaries conduct business have strict laws regarding ownership of stock of companies, such as iGames, which hold or control holders of gaming licenses. Although the proposed Article XII would apply to determinations by any governmental authorities, it is intended particularly to help us comply with requirements of the National Indian Gaming Commission and the gaming authorities of the jurisdictions in which we do business.

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

         The proposed new Article XII of the Articles of Incorporation could discourage someone who might want to solicit tenders of, or otherwise acquire, a substantial portion of our stock from doing so and, therefore, might deprive stockholders of an opportunity to sell their stock at a premium above the market price of the stock. However, our Board of Directors believes the potential harm to us and our stockholders from having a significant amount of our stock held by a person who is found not licensable, suitable or qualified to be a stockholder of iGames, or who refuses to file a required application to be licensed or found suitable or qualified, is substantially more significant than the possibility that the proposed new section would deter someone from seeking to acquire a large portion of our stock.

         Under the Nevada Business Corporation Code, stockholders are not entitled to dissenter's rights with respect to the proposed Amendments, and we will not independently provide stockholders with any such rights.

           APPROVAL OF AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

         The Plan was originally adopted by the Board of Directors in July 2003. On January 2, 2004, the Board of Directors unanimously approved and adopted amendments to the Plan. The amendments adopted in 2004 increase the aggregate number of shares that may be granted under the Plan to 10,000,000 and increase the individual Participant limitation for any grant under the Plan to 5,000,000 shares.

         The following is a summary of the principal features of the Plan. The summary, however, is not a complete description of all of the provisions of the Plan. A copy of the Plan is attached as Exhibit "A" hereto. All capitalized terms not otherwise defined in this summary have the meanings set forth in the Plan.

GENERAL

         The Board of Directors has reserved 10,000,000 shares of Common Stock for issuance under the Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

         The plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

         The purpose of the Plan is to enhance our profitability and value enabling us (i) to offer our employees, consultants and affiliates stock based incentives and other equity interests in iGames, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and our stockholders and
(ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and our stockholders.

ADMINISTRATION

         The Plan will be administered by a Committee of our Board of Directors (the "Committee") as the Board of Directors may be composed from time to time. All questions of interpretation of the Plan are determined by the Committee, and its decisions are final and binding upon all participants. If no such Committee exists, the Board of Directors shall have all the powers, privileges and duties of the Committee, and shall be substituted for the Committee in the administration of the Plan.

ELIGIBILITY

         All employees of and consultants to iGames and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under the Plan. All employees of iGames, its subsidiaries and its parents are eligible to be granted Incentive Stock Options under the Plan. The Committee shall determine eligibility under the Plan.

TERMS OF STOCK OPTIONS

         The terms of each Stock Option granted under the Plan shall be contained in a form of stock option agreement as shall be determined by the Committee consistent with the provisions of the Plan, including the following:

         (a) OPTION PRICE. The purchase price per share of Common Stock subject to an ISO shall not be less than the Fair Market Value of the share of Common Stock at the time of grant, or in the case of the grant of an ISO to a ten percent (10%) stockholder, not less than one hundred ten percent (110%) of Fair Market Value of such shares of Common Stock at the time such Option is granted. The purchase price of the shares of Common Stock subject to each Non-ISO shall be determined by the Committee.

         (b) VESTING. The dates on which each Stock Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Committee, in its discretion, at the time such Stock Option is granted.

         (c) EXPIRATION. The expiration of each Stock Option shall be fixed by the Committee, in its discretion, at the time such Stock Option is granted; but no Stock Option shall be exercisable more than ten (10) years after the date on which it was granted. Each Stock Option shall be subject to earlier termination as expressly provided in the Plan or as determined by the Committee, in its discretion, at the time such Stock Option is granted.

         (d) TRANSFERABILITY. No Stock Option shall be transferable, except by will or the laws of descent and distribution, and any Stock Option may be exercised during the lifetime of the Participant only by him. No Stock Option granted under the Plan shall be subject to execution, attachment or other process.

         (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Stock Options may be granted under the Plan, the number and class shares covered by each outstanding Stock Option and the exercise price per share thereof (but not the total price), and all such Stock Options, shall each be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from split-up, spin-off or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

         Except as otherwise provided in the Plan, any Stock Option granted under the Plan shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Participant shall have the right immediately prior to any such transaction to exercise his Stock Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

         Upon the date of each annual meeting of stockholders, each non-employee director shall be granted Non-Qualified Stock Options to purchase Common Stock with a value of $12,000 pro-rated for directors who have not served for the entire year since the date of the last annual meeting.

TERMS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

         The terms of each Stock Option granted to a non-employee director under the Plan shall be contained in a form of stock option agreement as shall be determined by the Committee consistent with the Plan, including the following:

         (a) OPTION PRICE. The purchase price per share of Common Stock subject to a non-employee director stock option shall be 100% of the Fair Market Value of such shares of Common Stock, or in the case of a grant to a non-employee director who is also a ten percent (10%) stockholder, one hundred ten percent (110%) of the Fair Market Value of shares of Common Stock, at the date of grant, or the par value of the Common Stock whichever is greater.

         (b) VESTING. The stock options granted to non-employee directors upon the date of each annual meeting of stockholders shall vest in full on the date of the third annual meeting of stockholders held following the date of the grant provided that the non-employee director is a member of the board of directors on that date.

         (c) METHOD OF EXERCISE. Non-employee directors electing to exercise Stock Option shall give written notice to iGames specifying the number of shares to be purchased and pay for Common Stock at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof, or by such other method as approved by the Board of Directors.

         (d) OPTION TERM. Except as provided otherwise in the Plan, if not exercised, each Option shall expire on the tenth anniversary of the date on which the Option was granted.

Termination of Directorship

         (a) TERMINATION OTHER THAN FOR CAUSE. Upon termination of directorship for any reason other than for Cause, all outstanding options then exercisable and not exercised shall remain exercisable for the remainder of their term.

         (b) CAUSE. Upon termination for Cause, or if iGames obtains or discovers information after termination of directorship that such director had engaged in conduct that would have justified a removal for cause, all outstanding Options of such director shall immediately terminate and become null and void.

         (c) CANCELLATION OF OPTIONS. Any Options which were not exercisable during the period such person served as a director shall not thereafter become exercisable, and such Options shall terminate and become null and void upon termination of directorship.

TERMS OF RESTRICTED STOCK

         The terms of each award of Restricted Stock granted under the Plan shall be in a form of Restricted Stock Award Agreement as shall be determined by the Committee consistent with the provisions of the Plan, including the following:

         (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3 of the Plan, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law.

         (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

         (c) RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock are subject to Article X of the Plan and the following restrictions and conditions:

                  (i) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to transfer shares of Restricted Stock during a period set by the Committee (the "Restriction Period") commencing with the date of the award of the Restricted Stock, as set forth in the Restricted Stock award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the

                  Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock award.

                  (ii) RIGHTS AS STOCKHOLDER. Except as provided otherwise in the Plan and as otherwise determined by the Committee, the Participants have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares, and subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

                  (iii) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANACY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

TERMS OF TANDEM STOCK APPRECIATION RIGHTS

         Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

         (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the Plan.

         (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in the Plan. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

         (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

TERMS OF NON-TANDEM STOCK APPRECIATION RIGHTS.

         Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

         (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

         (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under the Plan, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to iGames specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

         (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

         LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation rights may be exercised only upon a Change in Control (to the extent provided in an award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive cash or Common Stock, as determined by the Committee.

FEDERAL INCOME TAX ASPECTS OF THE PLAN

         THE FOLLOWING SUMMARY OF THE EFFECT OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE RECEIPT AND EXERCISE OF AWARDS GRANTED BY US IS BASED ON THE LAWS AND REGULATIONS IN EFFECT AS OF THE DATE OF THIS INFORMATION STATEMENT AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE LAW IN THIS AREA. FURTHERMORE, THE DISCUSSION BELOW DOES NOT ADDRESS THE TAX CONSEQUENCES OF THE RECEIPT AND EXERCISE OF AWARDS UNDER FOREIGN, STATE AND/OR LOCAL TAX LAWS, AND SUCH TAX LAWS MAY NOT CORRESPOND TO THE FEDERAL TAX TREATMENT DESCRIBED HEREIN. THE EXACT FEDERAL INCOME TAX TREATMENT OF TRANSACTIONS UNDER THE PLAN WILL VARY DEPENDING UPON THE SPECIFIC FACTS AND CIRCUMSTANCES INVOLVED. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN AND FOR REFERENCE TO APPILCABLE PROVISIONS OF THE CODE.

         STOCK OPTIONS. The tax consequences of a Stock Option depend on whether the Stock Option is an ISO or a Non-ISO. An optionee will not recognize income at the time of a grant or exercise of an ISO, and we may not deduct the related expense at those times. However, for purposes of the alternative minimum tax, the difference between the exercise price and the fair market value of the Common Stock as of the date of exercise will be included in alternative minimum taxable income. The optionee has a taxable event only upon a later sale or disposition of the Common Stock acquired pursuant to the exercise of the ISO.

The tax treatment of the disposition of the Common Stock will depend on when the optionee disposes of the Common Stock. An optionee who disposes of Common Stock acquired pursuant to the exercise of an ISO within one year from the date of exercise or within two years of the date of grant of the ISO will recognize ordinary income equal to the difference between the ISO's exercise price and the lesser of the fair market value of the Common Stock on the date of exercise or such value on the date of disposition and will recognize capital gain to the extent that the amount received on disposition exceeds such fair market value on the date of exercise. To the extent that an optionee recognizes ordinary income pursuant to the preceding sentence, we are allowed a deduction for federal income tax purposes in like amount in the year of disposition. An optionee who disposes of Common Stock after a date that is both two years after the grant of the ISO and one year after its exercise will recognize capital gain equal to the difference between the amount received on disposition and the ISO's exercise price.

         A different set of rules governs Non-ISOs. There are no federal income tax consequences to the optionee or us upon the grant of Non-ISOs. Upon exercise of a Non-ISO, the optionee will recognize ordinary income in the amount by which the fair market value of the Common Stock received upon exercise, valued as of the date of exercise, exceeds the exercise price of the Stock Option. We are allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of a Non-ISO. The optionee's basis in Common Stock acquired upon exercise of a Non-ISO will equal the exercise price paid for such stock on exercise plus the amount, if any, of ordinary income recognized in connection with the exercise of such Non-ISO. Any subsequently realized gain or loss will be capital gain or loss, and the optionee's holding period for purposes of determining whether such gain or loss will be long-term or short-term capital gain or loss will begin at the time the optionee recognizes any such ordinary income.

         STOCK APPRECIATION RIGHTS. Generally, the holder of a stock appreciation right will recognize ordinary income equal to the amount paid by us under the right on the date the holder receives payment from us. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

         RESTRICTED STOCK. We are authorized to make grants of Restricted Stock, either for or without consideration, to participants subject to the potential forfeiture of such Restricted Stock. In general, there will be no tax consequences to a participant upon the grant of Restricted Stock. Instead, the participant will be taxed at ordinary income rates at the time the forfeiture conditions expire or are removed on an amount equal to the excess of the fair market value of the Restricted Stock at that time over the amount the participant paid to acquire such Restricted Stock. Any dividends paid with respect to Restricted Stock prior to the time that the forfeiture conditions expire or are removed will be taxable to the participant as compensation income at such participant's ordinary income tax rate.

         A participant who acquires Restricted Stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 days of the receipt of such Restricted Stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the Restricted Stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the Restricted Stock at the time of the participant's acquisition of the Restricted Stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such Restricted Stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to Restricted Stock, the participant generally will not be required to report any additional income with respect to such Restricted Stock until he disposes of such stock, at which time he will generally recognize capital gain or loss equal to the difference between the sales price and the sum of the purchase price paid, if any, for the shares plus the ordinary income recognized pursuant to the election under Section 83(b) of the Internal Revenue Code. Such capital gain or loss will be long-term gain or loss eligible for taxation at the 15% tax rate for individuals and other noncorporate taxpayers if such stock has been held for over one year from the receipt of such stock. Any dividends paid with respect to Restricted Stock for which a Section 83(b) election is made will be taxable to the participant at the 15% tax rate for individuals and other noncorporate taxpayers.

         In the event that a participant forfeits Restricted Stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant with respect to Restricted Stock for our taxable year in which, or with which, ends the taxable year of the participant in which such ordinary income is recognized.

         SPECIAL RULES APPLICABLE TO "INSIDERS". If a recipient of an award is an "insider" (a director, officer or other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an award under the plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of an award granted to the recipient under the plan.

         SECTION 162(M). Under Section 162(m) of the Code, we may be precluded from claiming a federal income tax deduction for compensation in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Compensation would include any amounts received under an award in connection with which ordinary income is recognized. An exception does exist, however, for "performance-based" compensation, including amounts received upon the exercise of Stock Options and amounts received under Stock Appreciation Rights pursuant to a plan approved by shareholders that meets certain requirements. The Plan is intended to allow option grants made thereunder to meet the requirements of "performance-based" compensation.

NEW PLAN BENEFITS

         The following table sets forth the benefits or amounts from the Plan that will be allocated or received by each of the following persons:

         o Each executive officer and director of iGames;

         o All current executive officers, as a group;

         o All current directors who are not executive officers, as a group; and

         o All employees, including officers that are not executive officers, as a group.

                                                  NEW PLAN BENEFITS
                                  2003 AMENDED AND RESTATED STOCK INCENTIVE PLAN
                                  ----------------------------------------------
                                     DOLLAR VALUE             NUMBER OF UNITS
                                  -------------------      ---------------------

Christopher M. Wolfington ........   $4,453,150(1)               2,635,000
Jeremy Stein .....................      316,875(1)                 187,500
Wayne DiMarco ....................       30,800(2)                  20,000
Executive Group ..................    4,453,150(1)               2,635,000
Non-Executive Director Group .....       30,800(2)                  20,000
Non-Executive Officer Group ......      316,875(1)                 187,500
__________

(1) Dollar value is based upon the difference between the closing price of the common stock on the NASD OTC Bulletin Board on January 2, 2004, and $.01, the exercise price of the options granted. On January 2, 2004, the closing price was $1.70.

(2) Dollar value is based upon the difference between the closing price of the common stock on the NASD OTC Bulletin Board on January 22, 2004, and $.01, the exercise price of the options granted. On January 22, 2004, the closing price was $1.55.

         We expect to grant additional options to purchase shares of our common stock in the future to the persons listed on the table above and to other eligible participants. The grant of options in the future to these persons is entirely within the discretion of the Board of Directors or a duly constituted committee thereof. We cannot determine the nature, amount or the dollar value of stock option awards that may be made in the future.

EXECUTIVE COMPENSATION

         The following tables set forth certain information relating to compensation paid or accrued by us for the past three fiscal years to our Chief Executive Officer and executive officers whose cash paid compensation exceeded $100,000 for the year ended March 31, 2003 (the "Named Executive Officers"). Only those columns which call for information applicable to us or the Named Executive Officers for the periods indicated have been included in such tables.

                           SUMMARY COMPENSATION TABLE

                              YEAR ENDED            ANNUAL COMPENSATION
                              ----------    ----------------------------------
 Name & Principal Position     March 31      Salary ($)     Bonus ($)    Other
 -------------------------    ----------    ------------    ---------    -----
 Jeremy Stein (4)                2003       $ 50,000 (5)     $     0      (6)
 President and
 Chief Executive Officer

 Michael H. Rideman (1)          2002       $      0         $ 6,500      (2)
 Chief Executive Officer

 Michele Friedman,               2002       $      0         $     0      $  0
 Vice President of
 Sales and Marketing (3)
__________

(1) Mr. Rideman served as our Chief Executive Officer, President, and a director until April 31, 2002.

(2) Mr. Rideman was granted 250,000 shares of our common stock as a founder.

(3) Although Ms. Friedman did not receive any cash compensation in fiscal 2001, she was issued 4,400,000 shares of our common stock as a founder.

(4) Mr. Stein served as our Chief Executive Officer, President and a director from April 31, 2002 until January 2, 2004, and as Secretary, Treasurer and a director thereafter.

(5) Mr. Stein began taking salary as of November 1, 2002 at the rate of $120,000 per annum.

(6) Pursuant to his employment agreement Mr. Stein received 250,000 stock options.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         Pursuant to his agreement, Jeremy Stein, our former President and Chief Executive Officer, was granted 250,000 options exercisable at the closing bid price on the date of the grant expiring five years from the date of the grant.

EMPLOYMENT AGREEMENTS

         In November 2002 we entered into an employment agreement with Mr. Stein. As there is no term to this agreement, Mr. Stein is an employee at-will. Mr. Stein's compensation is $120,000 per annum with any increases subject to review and approval by our Board of Directors. Pursuant to his employment agreement, Mr. Stein is entitled to participate in all health and other benefits programs that cover substantially all of the Company's employees. On the date he entered into the employment agreement, Mr. Stein was granted options to purchase 250,000 shares of common stock at an exercise price equal to the closing bid price on the date of grant. In addition, every six months during the term of his employment agreement, Mr. Stein is entitled to receive an additional grant of options to purchase 62,500 shares of common stock (split-adjusted) with an exercise price equal to the closing bid price of the Company's common stock on the date of grant.

         In January 2004, we entered into a five-year employment agreement with Christopher M. Wolfington, our Chairman, President and Chief Executive Officer. In addition to an annual salary of $350,000 per year (subject to annual increases at the discretion of the Board of Directors) (the "Base Salary"), Mr. Wolfington's employment agreement provides for a $200,000 signing bonus, a guaranteed bonus equal to 50% of his Base Salary in any calendar year (the "Guaranteed Bonus") and a discretionary incentive bonus of up to 50% of his Base Salary in any calendar year pursuant to a bonus program to be adopted by the Board of Directors (the "Incentive Bonus"). Pursuant to his employment agreement, Mr. Wolfington is entitled to fringe benefits including participation in retirement plans, life insurance, hospitalization, major medical, paid vacation, a leased automobile and expense reimbursement. In addition, Mr. Wolfington received options to purchase 760,000 shares of our common stock at an exercise price of $.01, which are immediately vested, and options to purchase 1,875,000 shares our common stock at an exercise price of $.01, which have vested due to the issuance of a commitment letter by Mercantile Capital, L.P. to refinance our vault cash and working capital financing with a $25,000,000 line of credit. In addition, we have agreed to grant Mr. Wolfington options to purchase an aggregate of 3,530,780 shares of our common stock, which shall vest upon our achievement of certain cash flow objectives in 2004 to be defined by the Board of Directors. In the event there is a change of control after which Mr. Wolfington is asked to relocate his principal business location more than 35 miles, his duties are significantly reduced from the duties he had immediately prior to the change of control or there is a material reduction in his Base Salary in effect immediately prior to the change of control and, as a result of any of the foregoing, Mr. Wolfington resigns his employment hereunder within one year after the date of the change of control, then Mr. Wolfington shall be entitled to receive as severance payments, his Guaranteed Bonus, his Base Salary and his insurance benefits for a period equal to the greater of the initial term of the agreement or 24 months from the date of the termination or cessation of Mr. Wolfington's employment. For purposes of Mr. Wolfington's employment agreement, a change of control occurs if we sell all or substantially all of our assets or if shares of our capital stock representing more than 50% of the votes which all stockholders are entitled to cast are acquired, by purchase, merger, reorganization or otherwise) by any person or group of affiliated persons not an affiliate of iGames at the time of such acquisition.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of January 16, 2004, 4,028,804 shares of Common Stock and 1,351,640 shares of Series A Preferred Stock were issued and outstanding.

INFORMATION AS TO OWNERSHIP OF COMMON STOCK BY OFFICERS, DIRECTORS AND OWNERS OF 5% OR MORE OF OUR COMMON STOCK

         For purposes of computing the percentages under this table, it is assumed that all options and warrants to acquire Common Stock which have been issued to the directors, executive officers and the holders of more than 5% of Common Stock and are fully vested or will become fully vested within 60 days of the date of this Information Statement have been exercised by these individuals and the appropriate number of shares of Common Stock have been issued to these individuals.

                                                            AMOUNT AND NATURE OF       PERCENTAGE
 NAME OF BENEFICIAL OWNER (1)        POSITION              BENEFICIAL OWNERSHIP (1)     OF CLASS
 ----------------------------        --------              ------------------------    ----------
 Christopher M. Wolfington           President, Chief          2,637,000 (2)(3)           39.6%
 700 South Henderson Road            Executive Officer,
 King of Prussia, PA 19406           Chairman of the
                                     Board

 Jeremy Stein                        Director                    330,000 (4)               7.8%
 301 Yamato Road, Suite 2199
 Boca Raton, FL 33431

 Michele Friedman                    Beneficial Owner            982,500                  24.4%
 17621 Circle Pond Court
 Boca Raton, FL 33496

 Wayne DiMarco                       Director                     20,000 (5)                 *
 131 East Church Road
 King of Prussia, PA 19406

 Barry Bekkedam                      Director                     20,000 (6)                 *
 1200 Liberty Ridge Drive
 Suite 340
 Wayne, PA 19087

 Bomoseen Associates, L.P. (7)       Beneficial Owner            518,750 (8)              12.1%
 1 PPG Plaza, Suite 2970
 Pittsburgh, PA 15222

 Theodore Stern (7)                  Beneficial Owner            535,000 (9)              12.4%
 1 PPG Plaza, Suite 2970
 Pittsburgh, PA 15222
                                                               _________                  _____
 All Executive Officers and
 Directors as a group (4 persons)                              3,007,000                  43.6%

__________

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

(2) Does not include shares of common stock issuable upon conversion of issued and outstanding shares of Series A Convertible Preferred Stock as these shares are not presently convertible and it is not presently contemplated that these shares will be convertible within the next 60 days.

(3) Includes currently exercisable options to purchase 2,635,000 shares of Common Stock.

(4) Includes currently exercisable options to purchase 187,500 shares of Common Stock.

(5) Includes currently exercisable options to purchase 20,000 shares of Common Stock.

(6) Includes currently exercisable options to purchase 20,000 shares of Common Stock.

(7) Theodore Stern exercises voting and dispositive control over the shares owned by Bomoseen Associates, L.P.

(8) Includes currently exercisable warrants to purchase 256,250 shares of Common Stock.

(9) Includes currently exercisable warrants to purchase 256,250 shares of Common Stock owned by Bomoseen Associates, L.P. and currently exercisable warrants to purchase 16,250 shares of Common Stock owned by Mr. Stern individually.

Information as to ownership of Series A Preferred Stock by Officers, Directors and owners of 5% or more of our Series A Preferred Stock

                                     AMOUNT AND NATURE OF            PERCENTAGE
 NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP (1)         OF CLASS
 ------------------------            ------------------------        ----------

 Christopher M. Wolfington                 1,243,509(2)                 92.0%
 700 South Henderson Road
 King of Prussia, PA 19406

 All Executive Officers and
 Directors as a group (4 persons)          1,243,509                    92.0%
__________

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

(2) Based upon 1,351,640 shares of Series A Preferred Stock outstanding at January 16, 2004. Includes 270,328 shares of Series A Preferred Stock owned by the 2003 Grantor Retained Annuity Trust of Christopher M. Wolfington. Does not include 54,066 shares of Series A Preferred Stock owned by the 2003 Irrevocable Trust of Christopher M. Wolfington as Mr. Wolfington is not the beneficial owner of such securities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         None.

                                  OTHER MATTERS

         There is no other business to be transacted by written consent in lieu of a special meeting to which this Information Statement pertains.

                             ADDITIONAL INFORMATION

         PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet as set forth below. The complete mailing address of our principal executive offices is 301 Yamato Road, Suite 2199, Boca Raton, Florida 33431. We are subject to the reporting requirements of the Securities Exchange Act of 1934, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting Jeremy Stein at 1-800-530-1558.

                                       By Order of the Board of Directors

Boca Raton, Florida
[February ___, 2004]

                                                                       EXHIBIT A

                           iGames Entertainment, Inc.
                 AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN
                        (EFFECTIVE AS OF JANUARY 2, 2004)


ARTICLE I
                                     PURPOSE

         The purpose of this iGames Entertainment, Inc. Amended and Restated 2003 Stock Incentive Plan (the "Plan") is to enhance the profitability and value of iGames Entertainment, Inc. (the "Company") for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its Affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and the Company's stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

ARTICLE II
                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Affiliate" shall mean, other than the Company, each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

         2.2 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

         2.3 "Board" shall mean the Board of Directors of the Company.

         2.4 "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter:
(i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines

"cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable state corporate law.

         2.5 "Change in Control" shall have the meaning set forth in Article XI.

         2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.

         2.7 "Committee" shall mean a committee of the Board that may be appointed from time to time by the Board. To the extent determined appropriate by the Board, or to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of two or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or
Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to the application of the Plan to non-employee directors, Committee shall mean the Board.

         2.8 "Common Stock" shall mean the Company's common stock, par value $.001 per share, of the Company.

         2.9 "Company" shall mean iGames Entertainment, Inc., a Nevada corporation.

         2.10 "Consultant" shall mean any advisor or consultant to the Company or an Affiliate who is eligible pursuant to Article V to be granted Awards under this Plan.

         2.11 "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

         2.12 "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company, its Subsidiaries and its Parents who are eligible pursuant to Article V to be granted Stock Options under the Plan.

         2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         2.14 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date:

(i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the Nasdaq Bulletin Board Exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith, based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, in the case of a Stock Appreciation Right, the date a notice of exercise is received by the Committee or, if the sale of Common Stock shall not have been reported or quoted on such date, the first day prior thereto on which the sale of Common Stock was reported or quoted.

         2.15 "Good Reason" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "Good Reason" (or words of like import)), or where "Good Reason" is not otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination, or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "good reason" on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

         2.16 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.17 "Limited Stock Appreciation Right" shall mean an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 8.5 of this Plan.

2.18 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.19 "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

         2.20 "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.21 "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees of, and Consultants to, the Company and its Affiliates and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to Awards pursuant to Article IX.

         2.22 "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

         2.23 "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

         2.24 "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

         2.25 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

         2.26 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

         2.27 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VIII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a Stock Option.

         2.28 "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to
Article VI or non-employee directors pursuant to Article IX.

         2.29 "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

         2.30 "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries and/or its Parents in the manner provided under Section 422 of the Code.

         2.31 "Termination of Consultancy" shall mean, with respect to an individual, that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

         2.32 "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

         2.33 "Termination of Employment," except as provided in the next sentence, shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliates and/or entities that provide substantial services to the Company or its Affiliates to which the Participant has transferred directly from the Company or its Affiliates at the request of the Company.

2.34 "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III
                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

         3.2 AWARDS. The Committee shall have full authority to grant, pursuant to the terms of this Plan, (i) Stock Options, (ii) Stock Appreciation Rights, both Tandem and Non-Tandem and (iii) Restricted Stock to Eligible Employees and Consultants. Awards may be granted to non-employee directors of the Company pursuant to Article IX. In particular, the Committee shall have the authority:

                  (a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder to one or more Eligible Employees or Consultants;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Subsection 6.3(d) or, with respect to Stock Options granted to non-employee directors, Section 9.4(c);

                  (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees and Consultants in order to exercise Options under the Plan;

                  (g) to modify, extend or renew a Stock Option, subject to
Article XII hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

                  (h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

                  (i) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

                  (j) to determine whether a Stock Appreciation Right is Tandem or Non-Tandem; and

                  (k) to grant Awards under the Plan as a conversion from, and replacement of, comparable stock options, stock appreciation rights or restricted stock held by employees of another entity who become Eligible Employees of, or Consultants to, the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including, without limitation, that Non-Qualified Stock Options shall be granted in lieu of Incentive Stock Options.

         3.3 GUIDELINES. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of, countries other than the United States to comply with applicable tax and securities laws. If, or to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

         3.5 RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         3.6 PROCEDURES. If the Committee is appointed, the Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.7 DESIGNATION OF CONSULTANTS--LIABILITY.

                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph above shall not be liable for any action or determination made in good faith with respect to the Plan.

         To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV
                           SHARE AND OTHER LIMITATIONS

         4.1 SHARES.

                  (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 10,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.

                  If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock that may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of Awards under this Plan.

                  In the event Awards are granted to employees or Consultants pursuant to Section 3.2(k), the aggregate number of shares of Common Stock available under the Plan for Awards other than Incentive Stock Options shall be increased by the number of shares of Common Stock which may be issued or used for reference with respect to those Awards granted pursuant to Section 3.2(k). The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

                  (b) INDIVIDUAL PARTICIPANT LIMITATIONS.

                           (i) The maximum number of shares of Common Stock
subject to any Option which may be granted under this Plan to each Participant shall not exceed 5,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company.

                           (ii) There are no annual individual Participant
limitations on Restricted Stock.

                           (iii) The maximum number of shares of Common Stock
subject to any Stock Appreciation Right which may be granted under this Plan to each Participant shall not exceed 5,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company. If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Participant's individual share limitations for both Stock Appreciation Rights and Options.

                           (iv) The individual Participant limitations set forth
in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

         4.2 CHANGES.

                  (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                  (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                  (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

                  (e) If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

         4.3 PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                    ARTICLE V
                                   ELIGIBILITY

         5.1 All employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under this Plan.

All employees of the Company, its Subsidiaries and its Parents are eligible to be granted Incentive Stock Options under the Plan. The Committee shall determine eligibility under this Plan.

         5.2 Non-employee directors of the Company are only eligible to receive an Award in accordance with Article IX of the Plan.

                                   ARTICLE VI
                               STOCK OPTION GRANTS

         6.1 OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

         6.2 GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option, or the portion thereof that does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) or to any Consultant shall be a Non-Qualified Stock Option.

         6.3 TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, shall be subject to Section 3.2 hereof and the other provisions of this Plan, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

                  (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five
(5) years.

                  (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. To the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may be made as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) or (iv) in the form of Restricted Stock; provided, however, that in each case, such payment is based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefore has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefore.

                  (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or Parent at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not a Non-Qualified Stock Option.

         Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  (f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                  (g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                  (h) DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

                  (i) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

         6.4 TERMINATION OF EMPLOYMENT. The following rules apply with regard to Options upon the Termination of Employment or Termination of Consultancy of a
Participant:

                  (a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the

Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE VII
                             RESTRICTED STOCK AWARDS

         7.1 AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan.

The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

         7.2 AWARDS AND CERTIFICATES. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the applicable agreement evidencing the Award (the "Restricted Stock Award Agreement") to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                  (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law.

                  (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

                  (c) LEGEND. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                  "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the iGames Entertainment, Inc. (the "Company") Amended and Restated 2003 Stock Incentive Plan and an Agreement entered into between the registered owner and the Company, dated _________ __, 200_. Copies of such Plan and Agreement are on file at the principal office of the Company."

                  (d) CUSTODY. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

                  (a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

                  (b) RIGHTS AS STOCKHOLDER. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

                  (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

                  (d) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                  ARTICLE VIII
                            STOCK APPRECIATION RIGHTS

         8.1 TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

         8.2 TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

                  (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                  (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

                  (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
Section 8.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                  (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                  (e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

         8.3 NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

         8.4 TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

                  (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

                  (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

                  (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

         8.5 LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon a Change in Control (to the extent provided in an Award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in
Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

         8.6 TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant:

                  (a) TERMINATION BY DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

                  (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

                  (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

                  (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

                  (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

                  (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                   ARTICLE IX
                          NON-EMPLOYEE DIRECTOR AWARDS

         9.1 OPTIONS. The terms of this Article IX shall apply only to Options granted to non-employee directors.

         9.2 GRANTS.

                  (a) INITIAL STOCK OPTION GRANT. Subject to the terms of the Plan, each non-employee director of the Company who, as of December 31, 2003, has not previously been granted Options under the Plan, shall be granted Non-Qualified Stock Options to purchase Common Stock with a value of $12,000.00 pro-rated for directors who have served less than a year since their initial grant as of December 31, 2003, or, if later, as of the date the non-employee director begins service as a director on the Board.

                  (b) SUBSEQUENT STOCK OPTION GRANTS. Upon the date of each Annual Meeting of Stockholders, each non-employee director shall be granted Non-Qualified Stock Options to purchase Common Stock with a value of $12,000.00 (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options shall vest in full on the date of the third Annual Meeting of Stockholders held following the date of the grant, provided that the non-employer director is a director on the Board on that date.

         9.3 NON-QUALIFIED STOCK OPTIONS. Stock Options granted under this
Article IX shall be Non-Qualified Stock Options.

         9.4 TERMS OF OPTIONS. Options granted under this Article shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

                  (a) OPTION PRICE. The purchase price per share of Common Stock deliverable upon the exercise of an Option granted pursuant to Section 9.2 shall be 100% of the Fair Market Value of such Common Stock (110% of the Fair Market Value if the non-employee director is a Ten Percent Stockholder) at the time of the grant of the Option (the "Purchase Price"), or the par value of the Common Stock, whichever is greater.

                  (b) EXERCISABILITY. Except as otherwise provided herein, twenty-five percent (25%) of any Option granted under Section 9.2(a) shall be exercisable on or after each of the four anniversaries following the date of grant.

                  (c) METHOD FOR EXERCISE. A non-employee director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof or by such other method as approved by the Board.

                  (d) OPTION TERM. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

         9.5 TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Options upon the Termination of Directorship:

                  (a) DEATH, DISABILITY OR OTHERWISE CEASING TO BE A DIRECTOR OTHER THAN FOR CAUSE. Except as otherwise provided herein, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

                  (b) CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

                  (c) CANCELLATION OF OPTIONS. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

         9.6 CHANGES. The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

         9.7 If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each non-employee director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                   ARTICLE X
                               NON-TRANSFERABILITY

         Except as provided in the last sentence of this Article X, no Stock Option or Stock Appreciation Right granted to an Employee or Consultant shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights granted to an Employee or Consultant shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. All Stock Options granted to non-employee directors shall be Transferable solely to such non-employee director's principal employer (other than the Company or an Affiliate) at the time of grant if the terms of such non-employee director's employment so require. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

                                   ARTICLE XI
                          CHANGE IN CONTROL PROVISIONS

         11.1 BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, each Participant shall have the following benefits:

                  (a) Unless otherwise provided in the applicable award agreement, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, "Change in Control Price" shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty
(60) day period preceding a Change in Control.

                  (b) Unless otherwise provided in the applicable award agreement, the restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

                  (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award (other than a grant to a non-employee director pursuant to

Article IX hereof), upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the "Pre-Change in Control Period" shall mean the one hundred eighty (180) day period prior to a Change in Control.

         11.2 CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

                  (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph
(a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

                  (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

                  (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                   ARTICLE XII
                      TERMINATION OR AMENDMENT OF THE PLAN

         12.1 TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) except as permitted in Section 4.1(a), increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants, and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under the Plan with regard to non-employee directors; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code, any applicable state law, or, with regard to Incentive Stock Options, Section 422 of the Code.

         In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                  ARTICLE XIII
                                  UNFUNDED PLAN

         This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XIV
                               GENERAL PROVISIONS

         14.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         14.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.3 NO RIGHT TO EMPLOYMENT/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

         14.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         14.5 LISTING AND OTHER CONDITIONS.

                  (a) As long as the Common Stock is listed on the OTC Bulletin Board or any other national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this
Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         14.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

         14.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3 and
Section 162(m) of the Code; however, noncompliance with Rule 16b-3 or Section 162(m) of the Code shall have no impact on the effectiveness of a Stock Option granted under the Plan.

         14.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         14.9 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         14.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         14.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

         14.12 SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

         14.13 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         14.14 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                   ARTICLE XV
                                  TERM OF PLAN

         No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XVI
                                  NAME OF PLAN

         This Plan shall be known as the iGames Entertainment, Inc. Amended and Restated 2003 Stock Incentive Plan.

                                  ARTICLE XVII
                                     NOTICES

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business and addressed to the attention of the person designated by the Company from time to time as the Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Company.

         Executed as of January 2, 2004.


                                        iGAMES ENTERTAINMENT, INC.


                                        /s/ Christopher M. Wolfington
                                        -----------------------------
                                        By: Christopher M. Wolfington
                                            Chief Executive Officer